UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 25, 2024
PROVIDENT FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31566	42-1547151
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

239 Washington Street, Jersey City, New Jersey		07302
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code 732-590-9200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol Symbol(s)	Name of each exchange on which registered
Common	PFS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 25, 2024, Provident Financial Services, Inc. (“Provident”) and Lakeland Bancorp, Inc. (“Lakeland”) issued a joint press release announcing that Provident has received regulatory approvals from the Federal Deposit Insurance Corporation and the New Jersey Department of Banking and Insurance for Provident and Lakeland to complete their previously announced merger. Completion of the merger remains subject to approval from the Board of Governors of the Federal Reserve System, the completion by Provident of a $200 million capital raise, which Provident intends to satisfy by raising $200 million of Tier 2 qualifying subordinated debt, and the satisfaction of customary closing conditions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired. Not applicable.

(b)    Pro Forma Financial Information. Not applicable.

(c)     Shell Company Transactions. Not applicable.

(d)    Exhibits.

Exhibit No.        Description
99.1     Joint Press Release, dated March 25, 2024.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information About the Subordinated Debt Issuance
It is expected that the subordinated debt to be offered will be issued pursuant to a prospectus supplement and an accompanying base prospectus filed as part of Provident’s effective shelf registration statement on Form S-3 (File No. 333- 275213).
Before considering an investment, investors should read the prospectus in that registration statement and other documents filed, or to be filed, with the Securities and Exchange Commission (the “SEC”) for more complete information about the issuer and the offering. A copy of the prospectus, and when available, the prospectus supplement, are available without charge by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, a copy of the prospectus, and when available, the prospectus supplement, may be requested by calling Provident at 732-590-9300 or by contacting: Piper Sandler & Co. by telephone at (866) 805-4128 or by email at fsgsyndicate@psc.com, or by emailing Keefe, Bruyette & Woods at USCapitalMarkets@kbw.com.
This Current Report on Form 8-K and the exhibits filed herewith shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the subordinated debt, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.
Forward-Looking Statements
This Current Report on Form 8-K and the exhibits filed herewith includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to Provident’s and Lakeland’s beliefs, goals, intentions, and expectations regarding the proposed transaction, revenues, earnings, earnings per share, loan production, asset quality, and capital levels, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of probable losses on loans; our assessments of interest rate and other market risks; our ability to achieve our financial and other strategic goals; the expected timing of completion of the raising of $200 million of Tier 2 qualifying subordinated debt (the “Offering”) and the proposed transaction; the expected cost savings, synergies and other anticipated benefits from the proposed transaction; and other statements that are not historical facts.
Forward‐looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the Offering and the proposed transaction.
Additionally, forward‐looking statements speak only as of the date they are made; Provident and Lakeland do not assume any duty, and do not undertake, to update such forward‐looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise. Furthermore, because forward‐looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of Provident and Lakeland. Such statements are based upon the current beliefs and expectations of the management of Provident and Lakeland and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement; the outcome of any legal proceedings that may be instituted against Provident or Lakeland; the possibility that the proposed transaction will not close when expected or at all because required regulatory or other approvals are not received, the Offering is not completed on a timely basis or at all or other conditions to the closing are not satisfied on a timely basis or at all, or regulatory or other approvals are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the ability of Provident and Lakeland to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the Offering or the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that any condition imposed or commitment entered into in connection with regulatory approvals for the proposed transaction cannot be satisfied; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Provident and Lakeland do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Lakeland’s operations and those of Provident; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; Provident’s and Lakeland’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by Provident’s issuance of additional shares of its capital stock in connection with the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of Provident and Lakeland to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; the ability of Provident to complete the Offering on expected terms or at all; and risks related to the potential impact of general economic, political and market factors on the companies, the Offering or the proposed transaction and other factors that may affect future results of Provident and Lakeland; uncertainty as to the impacts of natural disasters or health epidemics on Provident, Lakeland and the proposed transaction; and the other factors discussed in the “Risk Factors” section of each of Provident’s and Lakeland’s Annual Report on Form 10‐K for the year ended December 31, 2023, and in other reports Provident and Lakeland file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL SERVICES, INC.

DATE:	March 25, 2024	By:/s/ Anthony J. Labozzetta
Anthony J. Labozzetta
President and Chief Executive Officer